UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                        April 24, 2006 (April 18, 2006)

                                    WQN, Inc.
         -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                  000-27751                   75-2838415
------------------------   ----------------------    ----------------------
  (State or Other             (Commission File           (I.R.S. Employer
   Jurisdiction of                Number)                Identification No.)
   Incorporation)


                         509 Madison Avenue, Suite 1510
                               New York, NY 10022
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (212) 774-3656
                                                            --------------

               14911 Quorum Drive, Suite 140, Dallas, Texas 75254
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.
                  -------------------------------------------------------------

On April 18, 2006, WQN, Inc. (the "Company") received written notice from the Nasdaq National Market ("Nasdaq") indicating that, as a result of the Company's failure to have timely filed its Annual Report on Form 10-K for the year ending December 31, 2005, the Company failed to comply with the continued listing requirements set forth in Nasdaq Marketplace Rule 4310(c)(14). As a result, the Company's stock is subject to delisting from Nasdaq. In order to avoid delisting of its stock at this time, the Company must, on or before the opening of business on April 27, 2006, either file the delinquent Form 10-K or request a hearing before a Nasdaq Listing Qualifications Panel to review the staff's determination. As a result of the notice and for so long as the deficiency exists, the Company also expects that Nasdaq will change the Company's ticker symbol from WQNI to WQNIE.

The Company intends either to file its delinquent Form 10-K or to request a hearing before a Nasdaq Listing Qualifications Panel prior to Nasdaq's deadline. If a hearing is requested, there can be no assurance that the Panel will grant the Company's request for continued listing.

The press release issued by the Company on April 24, 2006 regarding these matters is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01         Financial Statements, Pro Forma Financial Information
                  and Exhibits.
                  -----------------------------------------------------

(c)           Exhibits

Number        Description
------        -----------
99.1          Press release dated April 24, 2006 by WQN, Inc.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      April 24, 2006

                                            WQN, INC.

                                            By:   /s/ David S. Montoya
                                                  --------------------

                                                  David S. Montoya
                                                  Chief Financial Officer